UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 3, 2013
(Date of earliest event reported)

Callidus Software Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50463	77-0438629
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

6200 Stoneridge Mall Road, Suite 500, Pleasanton, CA 94588
(Address of principal executive offices) (Zip Code)

(925) 251-2200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2013, Callidus Software Inc. (the “Company”) announced that its Senior Vice President, Engineering and Chief Technology Officer, Michael L. Graves, will be departing the Company effective May 31, 2013.

Jimmy C. Duan, the Company’s current Senior Vice President, Commissions Business since December 2012, will assume the role of Senior Vice President, Chief Technology Officer effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLIDUS SOFTWARE INC.

Date: May 9, 2013	By:	/s/ Ronald J. Fior
Ronald J. Fior
Chief Financial Officer, Senior Vice President, Finance and Operations